Not Valid Unless Countersigned By The Transfer Agent.
Incorporated Under The Laws Of The State Of Delaware

NUMBER	SHARES

ARKONA, INC.

See reverse for certain definitions
CUSIP NO. 041268 10 3

THIS CERTIFIES THAT

IS THE REGISTERED HOLDER OF

Shares of	ARKONA, INC.	Common Stock
transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.
     IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed.
Dated:

LELAND BOARDMAN, SECRETARY	ALAN RUDD, PRESIDENT

TRANSFER AGENT AND REGISTRAR:	COUNTERSIGNED AND REGISTERED

ATLAS STOCK TRANSFER CORPORATION
4455 South 700 East, #200
Salt Lake City, UT 84107
AUTHORIZED SIGNATURE

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM –	as tenants in common	UNIF GIFT MIN ACT -	Custodian
TEN ENT –	as tenants by the entireties		(Cust) (Minor)
JT TEN –	as joint tenants with right of		under Uniform Gifts to Minors
	Survivorship and not as tenants		Act
	in common		(State)
Additional abbreviations may also be used though not in the above list.
     For Value Received,                      hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

                                                                                                                         Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                                                                         Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

Signature

NOTICE: The signature in this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

Signature Guaranteed By:

Please have signature guaranteed by a National Bank through its officer or by a member firm of a major stock exchange)